EXHIBIT 10.99

FIRST AMENDMENT TO
AMENDED AND RESTATED EMPLOYMENT AGREEMENT
THIS AMENDMENT, dated this 1st day of April 2014, is made by and between The Connecticut Water Company, a Connecticut corporation having its principal place of business in Clinton, Connecticut (“Company”), Connecticut Water Service, Inc., a Connecticut corporation and holder of all of the outstanding capital stock of Company (“Parent”), and David C. Benoit, a resident of Wethersfield, Connecticut (“Employee”),
W I T N E S S E T H:
WHEREAS, the Employee, Company and Parent entered into an amended and restated Employment Agreement in December 2008; and
WHEREAS, the parties wish to amend the Agreement in the particulars set forth below;
NOW, THEREFORE, Company, Parent and Employee agree as follows:
1.    Subparagraph (g) of Paragraph 5 of the Agreement entitled “Stay-on Bonus” is hereby deleted in its entirety.
2.    Except as hereinabove modified and amended, the Agreement shall remain in full force and effect.
IN WITNESS WHEREOF, Company and Parent have caused this Agreement to be executed by an authorized officer, and Employee has hereunto set Employee’s hand.

THE CONNECTICUT WATER COMPANY

4.7.14	By	/s/ Kristen A. Johnson
Date
CONNECTICUT WATER SERVICE, INC.

4.7.14	By	/s/ Kristen A. Johnson
Date

4/7/14		/s/ David C. Benoit
Date		David C. Benoit